UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 19, 2013

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 19, 2013, Harvest Natural Resources, Inc. ("Harvest") issued a press release announcing a revised proposal with Pluspetrol Venezuela S.A., to sell Harvest's 32% interest in Petrodelta, S.A., its Venezuelan equity affiliate.

Harvest also announced that negotiations with Vitol S.A. for the sale of it's 66.667% interest in the Dussafu Marine Permit PSC, offshore Gabon, have terminated.

The press release is being furnished as an exhibit to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1:

Press release dated November 19, 2013, announcing a revised proposal with Pluspetrol for it's Venezuelan assets and termination of negotiations with Vitol for Harvest's assets in Gabon.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

November 21, 2013	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 19, 2013, announcing a revised proposal with Pluspetrol for it's Venezuelan assets and termination of negotiations with Vitol for Harvest's assets in Gabon.